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                                                                   Exhibit 10.32

SILICON VALLEY BANK

                              ASSUMPTION AGREEMENT

      THIS ASSUMPTION AGREEMENT dated as of April 14, 2005 is entered into between SILICON VALLEY BANK ("Silicon"), on the one side, and VERSO TECHNOLOGIES, INC., PROVO PREPAID (DELAWARE) CORP., TELEMATE.NET SOFTWARE, INC. and NEEDHAM (DELAWARE) CORP., on the other side. NEEDHAM (DELAWARE) CORP. is hereinafter referred to as the "New Borrower". Capitalized terms used but not defined in this Agreement shall have the meanings set forth in the Loan and Security Agreement (Exim Program) between Silicon, on the one side, and Verso Technologies, Inc., Provo Prepaid (Delaware) Corp. (fka NACT Telecommunications, Inc.) and Telemate.net Software, Inc. (jointly and severally, the "Existing Borrower"), on the other side, dated February 12, 2003 (as amended from time to time, including, without limitation, that certain Amendment to Loan Documents (Exim Program) dated March 18, 2005, the "Loan Agreement").

      The parties agree as follows:

      1. ASSUMPTION. New Borrower hereby assumes and agrees to pay and perform when due all present and future indebtedness, liabilities and obligations of Existing Borrower under, based upon, or arising out of the Loan Agreement and any and all documents, instruments and agreements relating thereto, including without limitation all of the "Obligations" as defined in the Loan Agreement. Existing Borrower shall remain as an obligor with respect to all of the Obligations, and Existing Borrower and New Borrower shall be jointly and severally liable for all of the Obligations. All references in the Loan Agreement, and in all related documents, to "Borrower" shall be deemed to refer, jointly and severally, to Existing Borrower and New Borrower.

      2. GRANT OF SECURITY INTEREST. Without limiting the generality of the provisions of Section 1 above, as security for all Obligations, New Borrower hereby grants Silicon a continuing security interest in all of New Borrower's interest in the "Collateral" (as defined in the Loan Agreement) including, without limitation, the types of property described below, whether now owned or hereafter acquired and wherever located: (a) All accounts, contract rights, chattel paper, letters of credit, documents, securities, money, and instruments, and all other obligations now or in the future owing to New Borrower; (b) All inventory, goods, merchandise, materials, raw materials, work in process, finished goods, farm products, advertising, packaging and shipping materials, supplies, and all other tangible personal property which is held for sale or lease or furnished under contracts of service or consumed in the New Borrower's business, and all warehouse receipts and other documents; and (c) All equipment, including without limitation all machinery, fixtures, trade fixtures, vehicles,

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      SILICON VALLEY BANK                                   ASSUMPTION AGREEMENT

furnishings, furniture, materials, tools, machine tools, office equipment, computers and peripheral devices, appliances, apparatus, parts, dies, and jigs;
(d) All general intangibles including, but not limited to, deposit accounts, goodwill, names, trade names, trademarks and the goodwill of the business symbolized thereby, trade secrets, drawings, blueprints, customer lists, patents, patent applications, copyrights, security deposits, loan commitment fees, federal, state and local tax refunds and claims, all rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or hereafter arising therefrom, all claims of New Borrower against Silicon, all rights to purchase or sell real or personal property, all rights as a licensor or licensee of any kind, all royalties, licenses, processes, telephone numbers, proprietary information, purchase orders, and all insurance policies and claims (including without limitation credit, liability, property and other insurance), and all other rights, privileges and franchises of every kind; (e) All books and records, whether stored on computers or otherwise maintained; and (f) All substitutions, additions and accessions to any of the foregoing, and all products, proceeds and insurance proceeds of the foregoing, and all guaranties of and security for the foregoing; and all books and records relating to any of the foregoing. By the execution hereof, New Borrower hereby authorizes Silicon to prepare and file UCC-1 Financing Statements listing New Borrower as the debtor therein and in such form as Silicon shall specify.

      3. LOANS. Borrower hereby understands, acknowledges and agrees that Loans, if any, will be made to each Borrower based on the Eligible Receivables of each Borrower, subject to the Maximum Credit Limit and the Overall Credit Limit set forth in the Loan Agreement for all Loans to all Borrowers combined.

      4. NEW BORROWER ADDED AS GUARANTOR TO VERSO GUARANTY. Reference is made to that certain Continuing Guaranty dated December 14, 2001, executed by each of Verso Technologies, Inc., Provo Prepaid (Delaware) Corp. and Telemate.net Software, Inc. in favor of Silicon (the "Verso Guaranty"). To the extent not already having been done, New Borrower hereby acknowledges and agrees to be added as a named "Guarantor" under the Verso Guaranty and that New Borrower hereby unconditionally guarantees and promises to pay on demand to Silicon in lawful money of the United States, and to perform for the benefit of Silicon, all of the Borrower's present and future Indebtedness (as defined in the Verso Guaranty) to Silicon, subject in all respects to the terms, conditions, waivers and all other provisions of the Verso Guaranty.

      5. EXIM BORROWER AGREEMENT. The Borrower and Silicon agree that upon execution by all parties thereto, the Borrower Agreement of approximate even date herewith in favor of the Export-Import Bank of the United States will supersede that certain Borrower Agreement between the parties dated March 18, 2005.

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      SILICON VALLEY BANK                                   ASSUMPTION AGREEMENT

      6. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

      7. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER. This Agreement and the other Loan Documents shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law. Each of Borrower and Silicon hereby submits to the exclusive jurisdiction of the state and Federal courts located in the County of Santa Clara, State of California. BORROWER AND SILICON EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

      8. INTEGRATION. This will confirm that this Agreement, the Loan Agreement and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

      9. GENERAL PROVISIONS. This Agreement, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

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      SILICON VALLEY BANK                                   ASSUMPTION AGREEMENT

NEW BORROWER:                                 SILICON:

NEEDHAM (DELAWARE) CORP.                      SILICON VALLEY BANK

BY /s/ Juliet M. Reising                      BY /s/ Peter Bendoris
   -------------------------------               ----------------------------
   PRESIDENT OR VICE PRESIDENT                TITLE Relationship Manager
                                                    -------------------------
BY /s/ David Ryan
   -------------------------------
   SECRETARY OR ASS'T SECRETARY

BORROWER:                                     BORROWER:

VERSO TECHNOLOGIES, INC.                      PROVO PREPAID (DELAWARE) CORP.

BY /s/ Juliet M. Reising                      BY /s/ Juliet M. Reising
   -------------------------------               ---------------------------
   PRESIDENT OR VICE PRESIDENT                   PRESIDENT OR VICE PRESIDENT

BY /s/ David Ryan                             BY /s/ David Ryan
   -------------------------------               ---------------------------
   SECRETARY OR ASS'T SECRETARY                  SECRETARY OR ASS'T SECRETARY

BORROWER:

TELEMATE.NET SOFTWARE, INC.

BY /s/ Juliet M. Reising
   -------------------------------
   PRESIDENT OR VICE PRESIDENT

BY /s/ David Ryan
   -------------------------------
   SECRETARY OR ASS'T SECRETARY

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      SILICON VALLEY BANK                                   ASSUMPTION AGREEMENT

                                     CONSENT

      The undersigned acknowledges that this consent to the foregoing Agreement is not required, but the undersigned nevertheless does hereby consent to the foregoing Agreement and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Continuing Guaranty of the undersigned, all of which are hereby ratified and affirmed.

GUARANTOR:                                    GUARANTOR:

VERSO TECHNOLOGIES, INC.                      PROVO PREPAID (DELAWARE) CORP.

BY /s/ Juliet M. Reising                     BY  /s/ Juliet M. Reising
   -------------------------------               ------------------------------
   PRESIDENT OR VICE PRESIDENT                   PRESIDENT OR VICE PRESIDENT

BY /s/ David Ryan                            BY  /s/ David Ryan
   -------------------------------               ------------------------------
   SECRETARY OR ASS'T SECRETARY                  SECRETARY OR ASS'T SECRETARY

GUARANTOR:                                    GUARANTOR:

TELEMATE.NET SOFTWARE, INC.                   CLARENT CANADA LTD.

BY /s/ Juliet M. Reising                      BY /s/ Juliet M. Reising
   -------------------------------               ------------------------------
   PRESIDENT OR VICE PRESIDENT                   PRESIDENT OR VICE PRESIDENT

BY /s/ David Ryan                             BY /s/ David Ryan
   -------------------------------               ------------------------------
   SECRETARY OR ASS'T SECRETARY                  SECRETARY OR ASS'T SECRETARY

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